UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2017
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
As of the record date for the Annual Meeting, there were 90,590,980 common shares outstanding. Of this amount, 2,961,214 common shares were held in the Company’s deferred benefit plans and were not entitled to vote. At the Annual Meeting, 79,550,618 common shares were voted in person or by proxy. The Company’s shareholders voted on the following matters at the Annual Meeting:

1.	Election of ten Trust Managers nominated by the Board of Trust Managers to hold office for a one-year term;

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement; and

4.	On an advisory basis, the frequency of the advisory vote on executive compensation.

Each of these matters was approved by the requisite number of shareholder votes. The results of the shareholder votes are set forth below.

Board of Trust Managers

	Affirmative	Withheld
Richard J. Campo	74,111,193	1,884,747
Heather J. Brunner	75,923,398	72,542
Scott S. Ingraham	74,217,963	1,777,977
Renu Khator	75,919,360	76,580
William B. McGuire, Jr.	74,809,942	1,185,998
D. Keith Oden	75,311,007	684,933
William F. Paulsen	75,269,407	726,533
Frances Aldrich Sevilla-Sacasa	75,914,530	81,410
Steven A. Webster	74,172,193	1,823,747
Kelvin R. Westbrook	61,927,289	14,068,651

There were 3,554,678 broker non-votes with respect to the election of Trust Managers.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions	Broker Non-Votes
79,272,274	197,757	80,587	-0-

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
72,462,133	3,422,699	111,108	3,554,678

Advisory vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
64,108,151	24,625	11,772,592	90,572	3,554,678

The Company’s Board of Trust Managers has determined the Company will conduct advisory votes to approve the compensation of the Company’s executive officers on an annual basis. Accordingly, the Company will include an advisory vote on executive officer compensation in its proxy materials every year until the next shareholder vote on the frequency of such votes is held, which will be no later than the Company’s 2023 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer